UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K/A-1

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 24, 2006

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MEDICAL CONNECTIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	333-72376	65-0902373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Glades Road, Suite 202E Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 353-1110

(Registrant’s Telephone Number, Including Area Code)

Webb Mortgage Depot, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

ITEM 4.01

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Previously engaged public accounting firm

On January 24, 2006 Webb & Company, P.A. (“Webb”) was dismissed as independent registered public accounting firm for Medical Connections  effective immediately.

On January 24, 2006 the Company’s Board of Directors approved the engagement of Bagell, Josephs, Levine & Co. (“BGL”)  as the Company’s independent registered public accounting firm. BGL was the independent registered public accounting firm for Medical Connections, Inc., a Florida corporation which was acquired by Medical Connections Holdings, Inc. pursuant to an acquisition that was treated as a reverse merger.

The report issued by Webb in connection with the audit of Medical Connections Holdings, Inc, f/k/a Webb Mortgage Depot, Inc., a Florida  corporation,  for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that Webb’s report for the years ended December 31, 2004 and 2003 included an explanatory paragraph where in they expressed substantial doubt about the registrants ability to continue as a going concern. There have been no disagreements with Webb on any matters of accounting principles  or practices, financial statement disclosure, or auditing scope or procedure, which disagreement,  if not resolved to the satisfaction of Webb, would have caused Webb to make a reference to the subject matter of such disagreement in connection with its audited report or interim financial statements for the periods ended September 30, 2005 and through January 24, 2006.

A copy of Webb’s letter to the Securities and Exchange Commission, dated  January 31, 2006 regarding its agreement with the foregoing statements is attached to this report as Exhibit.

ITEM 9.01

Financial Statements & Exhibits

Exhibit No.	Description

16.1	Letter from Webb & Company, P.A. dated January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL CONNECTIONS HOLDINGS, INC.

By:	/s/ JOSEPH AZZATA
Joseph Azzata
CEO

Date:  January 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Webb & Company, P.A. dated January 31, 2006